UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2008 (January 16, 2008) Date of report (Date of earliest event reported):

BEA Systems, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22369 (Commission File Number)	77-0394711 (IRS Employer Identification Number)

2315 North First Street San Jose, California (Address of Principal Executive Offices)	95131 (Zip Code)

Registrant’s telephone number, including area code: (408) 570-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 16, 2008, BEA Systems, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among the Company, Oracle Corporation (“Parent”) and Bronco Acquisition Corporation, a wholly owned subsidiary of Parent ("Merger Sub").

MERGER AGREEMENT

     The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the "Merger"). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger. At the effective time of the Merger, each share of common stock of the Company (other than shares owned by the Company, Parent and Merger Sub) will be converted into the right to receive $19.375 in cash, without interest. In addition, options to acquire Company common stock, restricted stock unit awards, restricted stock awards and other equity-based awards denominated in shares of Company common stock outstanding immediately prior to the consummation of the Merger will be converted into options, restricted stock unit awards, restricted stock awards or other equity-based award, as the case may be, denominated in shares of Parent common stock based on formulas contained in the Merger Agreement, except for equity-based awards held by a person who is not an employee of, or a consultant to, the Company or any of its subsidiaries at the time of the consummation of the Merger, which equity-based awards shall be converted into the right to receive cash based on formulas contained in the Merger Agreement.

     The Merger, anticipated to close by mid-2008, is subject to the approval of the Company's shareholders representing a majority of the outstanding shares of common stock of the Company. In addition, the Merger is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the applicable merger control laws of the European Commission and other jurisdictions, as well as other customary closing conditions.

     The Merger Agreement contains certain termination rights for both the Company and Parent and further provides that, upon termination of the Merger Agreement under certain circumstances, (i) the Company may be obligated to pay Parent a termination fee of $250,000,000 and (ii) Parent may be obligated to pay to the Company a reverse termination fee of $500,000,000.

     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

VOTING AGREEMENT

     In connection with the transactions contemplated by the Merger Agreement, Mr. Alfred S. Chuang, Chairman of the Board of Directors and Chief Executive Officer of the Company, has entered into a voting agreement (the “Voting Agreement”) with Parent and Merger Sub, pursuant to which he has undertaken to vote the shares he owns in favor of the Merger, unless the Merger Agreement has been terminated.

     A copy of the Voting Agreement is attached hereto as Exhibit 2.2, and is incorporated herein by reference. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

RIGHTS AMENDMENT

     Immediately prior to the execution of the Merger Agreement, on January 16, 2008, the Company entered into a Second Amendment (the “Amendment”) to its Preferred Stock Rights Agreement, dated as of September 14, 2001, as amended as of January 15, 2003, between the Company and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.) (the “Rights Agreement”), for the purpose of amending the Rights Agreement to render it inapplicable to the Merger Agreement, the Voting Agreement, the Merger and the other transactions contemplated thereby.

     A copy of the Amendment is incorporated herein by reference to the Company’s Form 8-A/A filed with the Securities and Exchange Commission (the “Commission”) on January 16, 2008. The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     Please see the disclosure set forth under "Item 1.01 Entry into a Material Definitive Agreement" which is incorporated by reference into this Item 3.03.

ITEM 8.01 OTHER EVENTS

     On January 16, 2008, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement.

     A copy of the press release is furnished as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about BEA that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against BEA and others following announcement of the proposal or the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval, (4) the inability to obtain necessary regulatory approvals required to complete the merger; (5) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger or of any combination of BEA and Oracle; (7) the timing of the initiation, progress or cancellation of significant contracts or arrangements, the mix and timing of services sold in a particular period; and (9) the possibility that BEA may be adversely affected by other economic, business, and/or competitive factors. BEA is under no duty to update any of the forward-looking statements after the date of this document to conform to actual results.

These and other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of and elsewhere in BEA's Form 10-K for the year ended January 31, 2007 that was filed with the Securities and Exchange Commission on November 15, 2007. Many of the factors that will determine the outcome of the subject matter of this release are beyond BEA’s ability to control or predict.

Important Additional Information Regarding the Merger will be filed with the SEC.

In connection with the proposed merger, BEA will file a proxy statement with the Securities and Exchange Commission (the “SEC”). Investors and security holders are advised to read the proxy statement when it becomes available because it will contain important information about the merger and the parties to the merger. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by BEA at the SEC website at http://www.sec.gov. The proxy statement and other documents also may be obtained for free at BEA’s Internet website at www.bea.com/investors or by writing to BEA Systems, Inc., 2315 North First Street, San Jose, CA 95131, Attn: Investor Relations Department.

BEA and its directors, executive officers and other members of its management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of BEA’s participants in the solicitation, which may, in some cases, be different than those of BEA stockholders generally, is set forth in BEA’s Annual Report on Form 10-K for the year ended January 31, 2007 filed with the SEC on November 15, 2007 and on BEA's website at www.bea.com/investors, and will be set forth in the proxy statement relating to the merger when it becomes available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
No.	Exhibits

2.1	Agreement and Plan of Merger, dated as of January 16, 2008, among BEA Systems,
Inc., Oracle Corporation and Bronco Acquisition Corporation.
2.2	Voting Agreement, dated as of January 16, 2008 by and between Alfred S. Chuang and
Oracle Corporation, a Delaware corporation.
4.1	Amendment No. 2 to the Rights Agreement, dated as of January 16, 2008, by and between BEA Systems, Inc. and Computershare Trust Company, N.A. (formerly known as EquiServe Trust Company, N.A.), as rights agent (incorporated by reference to the Company’s Form 8-A/A filed with the Commission on January 16, 2008).
99.1	Joint Press Release dated January 16, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	January 17, 2008	BEA SYSTEMS, INC.

By: /s/ Mark P. Dentinger
Mark P. Dentinger
Executive Vice President and
Chief Financial Officer

EXHIBIT LIST

Exhibit
No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2008, among BEA Systems, Inc.,
Oracle Corporation and Bronco Acquisition Corporation.

2.2	Voting Agreement, dated as of January 16, 2008 by and between Alfred S. Chuang, as stockholder, and Oracle Corporation, a Delaware corporation.

4.1	Amendment No. 2 to the Rights Agreement, dated as of January 16, 2008, by and between
BEA Systems, Inc. and Computershare Trust Company, N.A. (formerly known as EquiServe
Trust Company, N.A.), as rights agent (incorporated by reference to the Company’s Form 8-
A/A filed with the Commission on January 16, 2008).

99.1	Joint Press Release dated January 16, 2008.